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                                                                    EXHIBIT 10.8

                                                CONFIDENTIAL TREATMENT REQUESTED


SUBLEASE AGREEMENT FOR COMMERCIAL USE PROPERTY ENTERED INTO, ON ONE HAND, BY HOTELERA QUALTON, S.A. DE C.V., HEREIN REPRESENTED BY MR. JORGE LOPEZ NUNEZ, HEREINAFTER REFERRED TO AS THE "SUBLESSOR", AND, ON THE OTHER, BY IMPULSORA TURISTICA DE ACAPULCO, S.A. DE C.V., HEREIN REPRESENTED BY MR. BERNARDO DOMINGUEZ CERECERES, HEREINAFTER REFERRED TO AS THE "SUBLESSEE", PURSUANT TO THE FOLLOWING:

                                    RECITALS:

I.       SUBLESSOR declares through its legal representative that:

a) It is a commercial company legally incorporated pursuant to Mexican law as evidenced by public deed number 106,800 dated September 18, 1992, passed before the faith of Mr. Joaquin H. Caceres y Ferraez, Notary Public number 21 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 168939 on January 14, 1993.

b) That its corporate purpose includes, among others: "The purchase, sale, lease and operation of hotels, motels, restaurants and related services, as well as rendering administration and technical assistance services in the areas described above."


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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c)   Its representative has the sufficient powers to represent it, which were granted on September 18, 1992, in the public deed identified in subsection
     a) above, which to this date have not been revoked, amended or restricted.

d) On July 24, 1996, it executed with Condominio Humbolt a Lease agreement over the property located at Enrique el Esclavo del Fraccionamiento Magallanes in the Port of Acapulco, Guerrero, which has an approximate area equal to 4,560.50 square meters, on which two buildings are located for use by the Hotel.

e) Pursuant to such agreement, it has the exclusive right to possess such property.

f) Article Nine of such Lease agreement empowers it to sublease the property subject matter of this agreement, which is the reason why it has full authority to execute this agreement, subletting the property to Sublessee as described below.

II.      SUBLESSEE declares through its legal representative that:

a) It is a commercial company legally incorporated pursuant to Mexican law as evidenced by public deed number 114,201 dated August 28, 1996, passed before the faith of Mr. Joaquin H. Caceres y Ferraez, Notary Public number 21 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 212851.

b) Its legal representative has the sufficient powers to represent it, which was granted under the public deed identified in the preceding subsection.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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c)   Its representative intends to execute this agreement since it is beneficial to its interests.

III.     Both parties declare that:

ONE.- They mutually acknowledge their legal personality and legitimacy to appear and execute this agreement, and that it is their free will to execute and commit themselves in its terms, as it is in their best interests, as follows:

                                    ARTICLES:

ONE.- Scope of the Agreement. The subject matter of the agreement is the property known as Qualton Club Acapulco, located on lots 1, 1-A, 2 and 3 on the Enrique El Esclavo block of the Fraccionamiento Magallanes in the City and Port of Acapulco, Guerrero, with an approximate area equal to 4,560.50 square meters, with the following measurements and adjacent properties:

-    To the North:         106.00 meters with Calzada Costera Miguel Aleman.
-    To the South:         107.40 meters with the Acapulco Bay Federal Zone.
-    To the East:          58.00 meters with lot Num. 4 on the same block.
-    To the West:          31.35 meters with Fernando de Magallanes avenue.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Property:
The property mentioned above has two buildings constructed on it that are for use for a Hotel and related entities, which, for the purposes of this agreement, shall be referred to as the "HOTEL".

Use:
***

TWO.- The SUBLESSOR grants the SUBLESSEE a sublease on the property described above. Such sublease shall include everything that de facto or by law pertains to the property (both land and buildings edified on such land), including all equipment, furniture, fittings, plating, dinnerware, stemware and linens and other equipment required for the operation of the Hotel. As of the date of this agreement and throughout its term and that of its extensions, if any, the SUBLESSEE shall be entitled to the exclusive possession of the property, operating equipment, furniture, machinery, boilers, etc. subleased.

THIRD.- Use of the property.  ***


FOUR.- Rent. Rent shall be ***, which shall be paid by SUBLESSEE within the first *** days of each month. SUBLESSOR shall provide SUBLESSEE with receipts of rent payment pursuant to the tax requirements set forth in law.

***

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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The monthly rent shall be paid at SUBLESSOR's domicile within the period set forth in the preceding paragraph. Payment shall be made in U.S. Dollars or in Mexican currency at the exchange rate published by the Central Mexican Bank for payment of obligations denominated in foreign currencies on the date payment is made.

In the event that SUBLESSEE cannot withhold rent, unless SUBLESSOR has defaulted in its obligations hereunder and SUBLESSEE were obligated to expend necessary sums so that the property subject matter of this agreement is in compliance with the purpose for which it was leased.

FIVE.- Term of the Agreement The term of this agreement is a compulsory *** period for both parties commencing on the date of execution of this agreement.

The term set forth in the preceding paragraph may be extended subject to the condition that the SUBLESSOR achieve the extension of the Lease Agreement. Once the extension is obtained, the legal relationship shall continue and be deemed unaltered, in other words, this shall not be understood as a novation of this agreement. Each and every article contained in this agreement shall prevail during any extension, with the sole exception of the updating of the rent, as agreed in terms of article four. The extension set forth in this article shall become effective provided that such request for extension be notified in writing to the other party with at least ninety days in advance to the expiration of this agreement.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SUBLESSEE shall vacate the premises no later than ten days following the date of expiration of this agreement and that of its extensions. If the SUBLESSEE defaults on this obligation, SUBLESSEE shall pay rent with respect to the time it remains in possession of the property beyond the date of termination, in addition to any losses caused to the SUBLESSOR.

SIX.- The SUBLESSEE shall not use the property for any other purposes than those set forth in article two of this agreement.

SEVEN.- All repairs made to the property for its proper maintenance and preservation during the term of this agreement shall be borne by the ***.

EIGHT.- SUBLESSEE shall return the property, upon termination of this agreement, in the same conditions in which it was delivered by the SUBLESSOR (except for the normal wear and tear).

NINE.- SUBLESSOR commits to delivering the property to SUBLESSEE in good and normal conditions for its use.

TEN.- SUBLESSOR commits to delivering the property at the time of execution of this agreement with telephone, water, gas and electricity services, as well as the applicable land use permits (license for the use of the federal land-maritime zone).

The payment of the contributions for water, gas and electricity, as well as for the renewal of the permits or the obtaining of new governmental permits required for


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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providing the property with the use for which it is destined shall be the ***
responsibility as of the date of execution of this agreement and until its termination.

TWELVE.- The parties agree to execute a separate Operation and Management Agreement that shall be independent of this agreement.

THIRTEEN.- Preventive Maintenance. SUBLESSEE shall maintain the HOTEL in good operating conditions, notwithstanding reasonable wear and tear and damages caused as a result of fires, riots, disasters, events of force majeure or acts of God or other similar accidents. The expenses incurred by the SUBLESSEE in maintaining and repairing the HOTEL for its proper functioning shall be borne solely by the ***.

FOURTEEN.- SUBLESSEE is strictly prohibited from making structural changes or alterations and/or additions that substantially modify the original structure of the Hotel.

 FIFTEEN.- Commitments and responsibilities. The provisions of this Agreement are not intended to constitute an Association or a company between SUBLESSOR and SUBLESSEE. Consequently, the SUBLESSEE's revenues and fees shall not be affected in any manner whatsoever as a result of its hotel activities or operation of the property.

SIXTEEN.- Insurance. *** shall maintain, at its sole expense, insurance that covers its civil and objective liability vis-a-vis the public, as well as business interruption insurance.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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SEVENTEEN.- Early Termination.  ***

***

EIGHTEEN.- Jurisdiction and Authority of the Courts. The interpretation and fulfillment of this agreement shall be governed, as agreed by the parties, by the laws in force in the Federal District at the time of execution of this agreement and by the courts sitting in the Federal District. The parties hereby waive any forum that may be available to them by reason of their current or future domiciles or otherwise.


NINETEEN.- For the purposes of this agreement, the parties designate the following as their domiciles:

1.- SUBLESSOR: Av. Constituyentes 647, Col. 16 de Septiembre, Delegacion Miguel Hidalgo, C.P. 11810, Mexico, D.F.

2.- SUBLESSEE: Av. Costera Miguel Aleman, numero 159, fraccionamiento Magallanes, C.P. 039670, Acapulco Guerrero.

The parties declare that there is no error, fraud, bad faith or any other vice of consent or violence at the time of execution of this agreement and that once this agreement was read, they sign it on January 1, 1997.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SUBLESSOR                                   SUBLESSEE

/s/ Jorge Lopez Nunez                       /s/  Bernardo Dominguez  Cereceres

MR. JORGE LOPEZ NUNEZ                       MR. BERNARDO DOMINGUEZ CERECERES


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.